Exhibit 99.1
FOR IMMEDIATE RELEASE

Arconic Completes Transaction with Apollo Funds

PITTSBURGH, PA and NEW YORK, NY – August 18, 2023 – Arconic Corporation (“Arconic” or the “Company”) and Apollo (NYSE: APO) today announced that Apollo Funds have completed the previously announced acquisition of the Company, which includes a minority investment from funds managed by affiliates of Irenic Capital Management (“Irenic”).  The Company will continue to operate under the Arconic name and brand.

Tim Myers, Arconic Chief Executive Officer, said, “The closing of this transaction with Apollo Funds brings new perspective combined with deep industry expertise that will benefit our customers, employees, investors, and the communities where we operate. With them by our side, we will build on our position as a leading supplier of aluminum products and architectural solutions which provide sustainable value to our customers in the industries we serve.”

Apollo Partners Gareth Turner and Itai Wallach said, “We are pleased to complete this acquisition and look forward to leveraging our extensive experience in the aluminum fabrication sector to support the entire Arconic team as a portfolio company of Apollo Funds. We believe Arconic’s world-class manufacturing capabilities, metallurgical expertise and talented team position it for continued momentum and success in this next chapter of the Company’s evolution.”

Transaction Details

Pursuant to the terms of the transaction, affiliates of the Apollo Funds and Irenic, as well as co-investors, acquired all of the outstanding shares of Arconic stock. Shareholders are entitled to receive $30.00 per share in cash for each share of Arconic (ARNC) common stock owned. As a result of the transaction completion, Arconic’s common stock no longer trades on the New York Stock Exchange.

Advisors

Evercore Group L.L.C. and Goldman Sachs & Co. LLC served as financial advisors to Arconic, and Wachtell, Lipton, Rosen & Katz served as legal counsel to Arconic.

J.P. Morgan Securities LLC and Wells Fargo Securities, LLC acted as co-lead financial advisors to Apollo. BMO Capital Markets, Mizuho Securities USA LLC and TD Securities also served as financial advisors to Apollo.

Paul, Weiss, Rifkind, Wharton & Garrison LLP served as legal counsel to the Apollo Funds.

Willkie Farr & Gallagher LLP and Lowenstein Sandler LLP served as legal counsel to Irenic.

About Arconic Corporation

Arconic Corporation, headquartered in Pittsburgh, Pennsylvania, is a leading provider of aluminum sheet, plate, and extrusions, as well as innovative architectural products, that advance the ground transportation, aerospace, building and construction, industrial and packaging end markets. For more information: www.arconic.com.

About Apollo

Apollo is a high-growth, global alternative asset manager. In our asset management business, we seek to provide our clients excess return at every point along the risk-reward spectrum from investment grade to private equity with a focus on three investing strategies: yield, hybrid, and equity. For more than three decades, our investing expertise across our fully integrated platform has served the financial return needs of our clients and provided businesses with innovative capital solutions for growth. Through Athene, our retirement services business, we specialize in helping clients achieve financial security by providing a suite of retirement savings products and acting as a solutions provider to institutions. Our patient, creative, and knowledgeable approach to investing aligns our clients, businesses we invest in, our employees, and the communities we impact, to expand opportunity and achieve positive outcomes. As of June 30, 2023, Apollo had approximately $617 billion of assets under management. To learn more, please visit www.apollo.com.

About Irenic

Irenic Capital Management was formed in 2021. The firm invests across the capital structure in unique special situation opportunities. To learn more, please visit www.irenicmgmt.com.

Arconic Contacts

Shane Rourke
(412) 315-2984
Investor.Relations@arconic.com

Tracie Gliozzi
(412) 992-2525
Tracie.Gliozzi@arconic.com

Apollo Contacts

Noah Gunn
Global Head of Investor Relations
Apollo Global Management, Inc.
(212) 822-0540
IR@apollo.com

Joanna Rose
Global Head of Corporate Communications
Apollo Global Management, Inc.
(212) 822-0491
Communications@apollo.com

Forward-Looking Statements

This release contains statements that relate to future events and expectations and, as such, constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Forward-looking statements include those containing such words as “anticipates,” “believes,” “could,” “estimates,” “expects,” “forecasts,” “goal,” “guidance,” “intends,” “may,” “outlook,” “plans,” “projects,” “seeks,” “sees,” “should,” “targets,” “will,” “would,” or other words of similar meaning.  All statements that reflect the Company’s expectations, assumptions, projections, beliefs or opinions about the future, other than statements of historical fact, are forward-looking statements, including, without limitation, statements, relating to the condition of, or trends or developments in, the ground transportation, aerospace, building and construction, industrial, packaging and other end markets; the Company’s future financial results, operating performance, working capital, cash flows, liquidity and financial position; cost savings and restructuring programs; the Company’s strategies, outlook, business and financial prospects; share repurchases; costs associated with pension and other post-retirement benefit plans; projected sources of cash flow; potential legal liability; the impact of inflationary price pressures; and the potential impact of public health epidemics or pandemics, including the COVID-19 pandemic.  These statements reflect beliefs and assumptions that are based on the Company’s perception of historical trends, current conditions and expected future developments, as well as other factors the Company believes are appropriate in the circumstances.  Forward-looking statements are not guarantees of future performance, and actual results may differ materially from those indicated by these forward-looking statements due to a variety of risks, uncertainties and changes in circumstances, many of which are beyond the Company’s control.  Such risks and uncertainties include, but are not limited to: (i) continuing uncertainty regarding the impact of the COVID-19 pandemic on our business and the businesses of our customers and suppliers; (ii) deterioration in global economic and financial market conditions generally; (iii) unfavorable changes in the end markets we serve; (iv) the inability to achieve the level of revenue growth, cash generation, cost savings, benefits of our management of legacy liabilities, improvement in profitability and margins, fiscal discipline, or strengthening of competitiveness and operations anticipated or targeted; (v) adverse changes in discount rates or investment returns on pension assets; (vi) competition from new product offerings, disruptive technologies, industry consolidation or other developments; (vii) the loss of significant customers or adverse changes in customers’ business or financial condition; (viii) manufacturing difficulties or other issues that impact product performance, quality or safety or timely delivery; (ix) the impact of pricing volatility in raw materials and inflationary pressures on our costs of production, including energy; (x) a significant downturn in the business or financial condition of a key supplier or other supply chain disruptions; (xi) challenges to or infringements on our intellectual property rights; (xii) the inability to successfully implement or to realize the expected benefits of strategic initiatives or projects; (xiii) the inability to identify or successfully respond to changing trends in our end markets; (xiv) the impact of potential cyber attacks and information technology or data security breaches; (xv) geopolitical, economic, and regulatory risks relating to our global operations, including compliance with U.S. and foreign trade and tax laws and other regulations, potential expropriation of properties located outside the U.S., sanctions, tariffs, embargoes, and renegotiation or nullification of existing agreements; (xvi) the outcome of contingencies, including legal proceedings, government or regulatory investigations, and environmental remediation and compliance matters; (xvii) the impact of the ongoing conflict between Russia and Ukraine on economic conditions in general and on our business and operations, including sanctions, tariffs, and increased energy prices; and (xviii) the other risk factors summarized in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 and other documents filed by the Company with the SEC.  The above list of factors is not exhaustive or necessarily in order of importance.  Market projections are subject to the risks discussed above and in this release, and other risks in the market.  The statements in this release are made as of the date set forth above, even if subsequently made available by the Company on its website or otherwise.  The Company disclaims any intention or obligation to update any forward-looking statements, whether in response to new information, future events, or otherwise, except as required by applicable law.